Supplement to the Fidelity® Select
Portfolios®
Networking and
Infrastructure
Portfolio and
Wireless Portfolio
September 15, 2000
Prospectus

Shareholder Meeting. On or about March 14, 2001, a meeting of the shareholders of Networking and Infrastructure Portfolio and Wireless Portfolio will be held to approve various proposals. Shareholders of record on January 16, 2001 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information updates the similar information on the cover of the prospectus:

	\\\\\\\\\\\\\\\\\\	Trading
Symbol
Networking and Infrastructure Portfolio		FNINX

Wireless Portfolio		FWRLX

NET/WIR-01-01 January 16, 2001
1.749373.101